UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3 , 2005
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                            ICONIX BRAND GROUP, INC.
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             (Exact name of registrant as specified in its charter)


    Delaware                     0-10593                     11-2481093
 (State or Other               (Commission                 (IRS Employer
 Jurisdiction of              File Number)              Identification No.)
 Incorporation)

     1450 Broadway, New York, NY                              10018
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     (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code   (212) 730-0030
                                                     --------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition


            On November 3, 2005 Iconix Brand Group, Inc. (the "Company") issued a press release announcing its financial results for the three and nine months ended September 30, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits


            The following exhibit is furnished pursuant to Item 2.02, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

(c)   Exhibits.



Exhibit No.               Description of Exhibit
---------       ------------------------------------------
99.1            Press Release of Iconix Brand Group Inc., dated
                November 3, 2005.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 ICONIX BRAND GROUP, INC.
                                                 (Registrant)


                                                 By: /s/ Neil Cole
                                                     Neil Cole
                                                     Chief Executive Officer


Date:   November 7, 2005

                                  EXHIBIT INDEX

Exhibit No.               Description of Exhibit
---------       ------------------------------------------
99.1            Press Release of Iconix Brand Group Inc., dated
                November 3, 2005.